UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 2, 2003

Date of Report (Date of earliest event reported)

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12175	75-2662240
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

3150 Sabre Drive
Southlake, Texas 76092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (682) 605-1000

Not applicable.

(Former name or former address, if changed since last report.)

Item 9                     Regulation FD Disclosure

On December 2, 2003, Sabre Holdings Corporation (the “Company”) issued the news releases attached hereto as Exhibits 99.1 and 99.2 announcing a new non-executive Chairman of the Board of Directors of the Company, a new President and CEO of the Company, and a new President and CEO of the Company’s subsidiary, Travelocity.

Attached hereto as Exhibit 99.3 is a document containing scripted Questions and Answers that the Company intends to use when discussing these personnel changes with representatives of the financial community.

Exhibit(s)

Exhibit	Description

99.1	News release announcing a new Chairman of Sabre Holdings and a new President and CEO of Sabre Holdings, issued by Sabre Holdings Corporation on December 2, 2003.

99.2	News release announcing a new President and CEO of Travelocity, issued by Travelocity on December 2, 2003.

99.3

Scripted Questions and Answers (Q&A) dated December 2, 2003, to be used by Sabre Holdings when discussing with representatives of the financial community the naming of a new Chairman of Sabre Holdings, a new President and CEO of Sabre Holdings, and a new President and CEO of Travelocity.

All of the information furnished in this report and in the accompanying Exhibits 99.1, 99.2 and 99.3 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Notice

Statements in this report and the accompanying Exhibits 99.1, 99.2 and 99.3 which are not purely historical facts, including statements about the anticipated effects of the described changes in personnel on the Company’s business, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Readers are cautioned not to place undue reliance on forward-looking statements.  All forward-looking statements are based upon information available to the Company on the date this report was submitted.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the Company’s revenues being highly dependent on the travel and transportation industries; airlines limiting their participation in travel marketing and distribution services; and reduced travel demand related to the possibility of further terrorist attacks, hostilities and war, traveler fear of exposure to contagious disease, and delays resulting from added security measures at airports.  The Company may not succeed in addressing these and other risks.  Further information regarding factors that could affect our financial and other results can be found in the risk factors section of the Company’s most recent filing on Form 10-Q with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

By:	/s/James F. Brashear
Name:	James F. Brashear
Title:	Corporate Secretary

Date: December 2, 2003

EXHIBIT INDEX

Exhibit	Description

99.1	News release announcing a new Chairman of Sabre Holdings and a new President and CEO of Sabre Holdings, issued by Sabre Holdings Corporation on December 2, 2003.

99.2	News release announcing a new President and CEO of Travelocity, issued by Travelocity on December 2, 2003.

99.3

Scripted Questions and Answers (Q&A) dated December 2, 2003, to be used by Sabre Holdings when discussing with representatives of the financial community the naming of a new Chairman of Sabre Holdings, a new President and CEO of Sabre Holdings, and a new President and CEO of Travelocity.